2002 TARGET TERM TRUST INC.                                  SEMIANNUAL REPORT


                                                                   July 15, 2001

Dear Shareholder,

     We present you with the semiannual report for 2002 Target Term Trust Inc. for the six months ended May 31, 2001.


MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

(sidebar)
We are pleased to announce that Mitchell Hutchins Asset Management, Inc. has changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $360 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

- A global perspective on markets and economies

(continued on page 3)
(end sidebar)


           In our last report to shareholders, we noted that economic growth in the U.S. appeared to be moderating. Since that time, we have seen economic activity decline sharply. By the fourth quarter of 2000, many financial and economic indicators suggested an increasing probability of a recession. The most significant signs of moderation included weak production data, higher unemployment claims, and lower consumer confidence. This information triggered the Federal Reserve Board (the "Fed") to switch gears and officially move from a "tightening" to an "easing" bias.

           In January 2001, the Fed began a series of rapid interest rate cuts to attempt to reverse the economic slowdown-beginning with an unexpected 50 basis point cut on January 3, 2001 (one basis point equals 1/100th of one percent). This unusual move was followed by four additional easings during the reporting period. This series of aggressive rate cuts, totaling 250 basis points in less than five months, demonstrates the Fed's commitment to stimulate economic growth.

           During most of the reporting period, U.S. bond prices in general rose, as the Fed cut interest rates, benefiting most spread products. The growing demand for bonds was also a positive, as many investors abandoned the faltering stock market in favor of the "safe haven" of bonds.

           As the reporting period progressed, segments of the mortgage market with higher prepayment risk underperformed other sectors with lower exposure to prepayments. These included asset-backed and commercial mortgage-backed securities.

SEMIANNUAL REPORT                                    2002 TARGET TERM TRUST INC.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

(sidebar)

2002 TARGET
TERM TRUST INC.

Investment Goal:
Return $15 per share to investors on or about 11/30/02, while providing high monthly income

Portfolio Manager/
Subadvisor:
Sharmin Mossavar-Rahmani
Goldman Sachs Funds
Management, L.P.

Commencement:
December 31, 1992

NYSE Symbol:
TTR

Dividend Payments:
Monthly

(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/01

NET ASSET VALUE RETURNS(1)    TRUST    LIPPER MEDIAN(2)
-------------------------------------------------------
6 Months                      4.25%        5.47%
1 Year                       10.39        12.73
5 Years                       6.97         8.84
Inception(3)                  6.97         6.39
-------------------------------------------------------


MARKET PRICE RETURNS(1)       TRUST    LIPPER MEDIAN(2)
-------------------------------------------------------
6 Months                      5.43%        8.07%
1 Year                       13.88        20.40
5 Years                       8.84        11.86
Inception(3)                  7.23         6.69
-------------------------------------------------------

1 Past performance is no guarantee of future results. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend date. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

2 Lipper U.S. Mortgage Term Trust Median. Lipper Peer Group data calculated by
  Lipper, Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.

3 Inception for the Trust is December 31, 1992.


SHARE PRICE, DIVIDEND AND YIELD           5/31/01
-----------------------------------------------------
Market Price                               $14.30
Net Asset Value                            $14.67
12-Month Dividend                         $0.8800
May 2001 Dividend                         $0.0650
Market Yield                                5.45%
NAV Yield                                   5.32%
IPO Yield                                   5.20%
-----------------------------------------------------

Market yield is calculated by multiplying the May distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the May distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the May distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

2002 TARGET TERM TRUST INC.                                  SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

(sidebar)
(continued)

- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

- Innovative thought leadership and investment ideas

- A dedication to providing personal client service and personalized business solutions.

This change will not impact the management of your fund.
(end sidebar)

           The 2002 Target Term Trust portfolio, which is composed largely of high-quality mortgage-backed securities, returned 5.43% for the period. Favorable security selection in light of increased mortgage prepayment volatility drove this solid performance. An extension of the portfolio's duration was also beneficial, in particular during the first half of the reporting period. In the second half of the period the portfolio's duration was reduced to bring it back closer in line with that of its benchmark. This strategy reflected the manager's more conservative outlook on interest rates.

           The Trust seeks to add incremental return through sector allocation and security selection, primarily within the mortgage market. Within the pass-through market, the Trust emphasized 15-year issues over their 30-year counterparts, as these shorter maturity issues were less susceptible to prepayment risk.


PORTFOLIO STATISTICS

CHARACTERISTICS*                          5/31/01       11/30/00
----------------------------------------------------------------
Net Assets (mm)                           $112.3        $110.9
Weighted Avg. Maturity                    3.74 yrs      5.23 yrs
Weighted Avg. Duration                    1.18 yrs      1.81 yrs
Weighted Avg. Coupon                      6.76%         7.07%
Net Leverage                              1.0%          1.0%
Average Credit Quality                    AAA           AAA
----------------------------------------------------------------

SECTOR ALLOCATION*                        5/31/01      11/30/00
----------------------------------------------------------------
Mortgage Pass-Throughs                     46.6%        38.8%
Collateralized Mortgage Obligations        35.0         51.1
Repurchase Agreements                      14.2          4.9
Adjustable Rate Mortgages                   6.9          5.8
Asset-Backed Securities                     3.6          4.7
Liabilities in Excess of Other Assets      -6.3         -5.3
----------------------------------------------------------------
Total                                     100.0%       100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Trust's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT                                  2002 TARGET TERM TRUST INC.

OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

           We anticipate maintaining the Trust's defensive posture in mortgages, as supply pressure and prepayment uncertainty remain high. As such, we expect to continue overweighting 15-year premiums, and commercial mortgage-backed and asset-backed securities, while underweighting 30-year discounts. This stance reflects our bias toward securities with less prepayment risk.

           Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(4) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,


[GRAPHIC OMITTED]                         [GRAPHIC OMITTED]



BRIAN M. STORMS                           SHARMIN MOSSAVAR-RAHMANI
President and Chief Executive Officer     Chief Investment Officer Fixed Income
Brinson Advisors, Inc.                    Goldman Sachs Funds Management, L.P.


This letter is intended to assist shareholders in understanding how the Trust performed during the six-month period that ended May 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.


(4) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                MAY 31, 2001 (unaudited)

  PRINCIPAL
   AMOUNT                                                                                 MATURITY          INTEREST
   (000)                                                                                   DATES              RATES        VALUE
=============                                                                          =============        =========     =======
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 19.65%
   $ 9,323    GNMA ................................................................. 06/15/23 to 08/15/27    6.500%    $ 9,267,294
     1,635    GNMA ................................................................. 10/15/22 to 07/15/28    7.000       1,659,830
    10,179    GNMA ................................................................. 11/15/29 to 01/15/31    7.500      10,460,025
       132    GNMA .................................................................       06/15/28          8.000         137,944
       507    GNMA ................................................................. 01/15/10 to 07/15/12    8.500         529,391
                                                                                                                       -----------
Total Government National Mortgage Association Certificates (cost - $21,908,401) ...                                    22,054,484
                                                                                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 6.15%
     1,072    FHLMC+................................................................       12/01/13          6.000       1,050,719
       863    FHLMC ................................................................       03/01/15          7.000         883,248
     3,247    FHLMC ................................................................       06/01/22          8.500       3,455,358
     1,487    FHLMC ARM+ ...........................................................       08/01/19          8.020       1,516,103
                                                                                                                       -----------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $6,783,013) ......                                     6,905,428
                                                                                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 26.70%
     1,000    FNMA .................................................................       08/01/18          6.000         976,523
     3,748    FNMA ................................................................. 10/01/28 to 01/01/31    7.000       3,786,130
     7,998    FNMA ................................................................. 03/01/15 to 01/01/31    7.500       8,220,878
     4,532    FNMA .................................................................       11/01/12          8.000       4,701,736
     1,701    FNMA ARM .............................................................       01/01/25          7.518       1,728,194
     1,148    FNMA ARM .............................................................       08/01/22          7.724       1,176,142
     2,176    FNMA ARM .............................................................       01/01/21          8.190       2,236,249
     7,000    FNMA TBA .............................................................          TBA            7.000       7,144,375
                                                                                                                       -----------
Total Federal National Mortgage Association Certificates (cost - $29,969,667) ......                                    29,970,227
                                                                                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 33.82%
     1,450    FHLMC, Series 164, Class B2, B3, B9 & B11 ............................       07/15/21          9.500       1,576,294
     1,915    FHLMC, Series 1618, Class F ..........................................       11/15/08          4.780*      1,855,388
     3,830    FHLMC, Series 1693, Class Z ..........................................       03/15/09          6.000       3,651,863
     1,017    FNMA REMIC, Series 1988-12, Class A ..................................       02/25/18         10.000       1,099,669
     4,000    FNMA REMIC, Series 1994-40, Class VC .................................       02/25/10          6.500       4,043,120
       857    Citicorp Mortgage Securities Inc., Series 1994-6, Class A4 ...........       03/25/09          5.750         848,586
     5,781    Countrywide Funding Corp., Series 1993-2, Class A5A ..................       10/25/08          6.500       5,783,579
     4,679    Countrywide Mortgage Backed Securities, Inc., Series 1994-B, Class A7        02/25/09          5.619*      4,730,061
     3,342    First Boston Mortgage Securities Corp., Series 1993-1A, Class 1A .....       04/25/06          7.363*      3,392,433
       637    Housing Securities Inc., Series 1992-5, Class A ......................       06/25/22          7.849*        646,509
     6,308    Housing Securities Inc., Series 1994-1, Class A13 ....................       03/25/09          6.500       6,203,649
       163    Residential Asset Securitization Trust, Series 1996-A8, Class A4 .....       12/25/26          8.000         162,585
     3,878    Residential Funding Mortgage Securities Inc.,
               Series 1994-S1, Class A13 ............................................      01/25/24          5.325*      3,979,774
                                                                                                                       -----------
Total Collateralized Mortgage Obligations (cost - $37,353,841) .....................                                    37,973,510
                                                                                                                       -----------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS - 0.97%
     1,078    Salomon Brothers Mortgage Securities VII, Series 1994-20, Class A
              (cost - $1,078,124) ..................................................       08/01/24          8.921       1,094,242
                                                                                                                       -----------

2002 TARGET TERM TRUST INC.


  PRINCIPAL
   AMOUNT                                                                                 MATURITY       INTEREST
   (000)                                                                                   DATES           RATES         VALUE
=============                                                                          =============     =========      =======
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS - 1.21%
  $1,006   FNMA REMIC Trust, Series 151, Class 2 *** ...............................      07/25/22         9.500%    $    241,426
     839   FNMA REMIC Trust, Series 1991-G-35, Class N ** ..........................      10/25/21         7.557(1)       684,149
     337   FNMA REMIC Trust, Series 1993-101, Class A *** ..........................      06/25/08         7.000           10,237
       4   Structured Asset Securities Corp., Series 1992-M1, Class A3 *** .........      11/25/07        11.000(1)       367,163
       4   Structured Asset Securities Corp., Series 1992-M1, Class A4 *** .........      11/25/07        11.000(1)        53,569
                                                                                                                     ------------
Total Stripped Collateralized Mortgage Obligations (cost - $2,344,279) .............                                    1,356,544
                                                                                                                     ------------
ASSET-BACKED SECURITIES - 3.59%
   2,603   ABFS Equipment Contract Trust, Series 1999-A, Class A3 ..................      12/15/03         6.650        2,662,243
   1,283   Mid-State Trust IV, Series 4, Class A ...................................      04/01/30         8.330        1,367,561

Total Asset-Backed Securities (cost - $3,949,610) ..................................                                 ------------
REPURCHASE AGREEMENT - 14.23%                                                                                           4,029,804
                                                                                                                     ------------
  15,974   Repurchase Agreement dated 05/31/01 with State Street Bank & Trust
           Co., collateralized by $16,355,000 Federal National Mortgage
           Association Notes, 5.000% due 04/30/03; (value - $16,455,551);
           proceeds: $15,975,784 (cost - $15,974,000) ..............................      06/01/01         4.020       15,974,000
                                                                                                                     ------------
Total Investments (cost - $119,360,935) - 106.32%...................................                                  119,358,239
Liabilities in excess of other assets - (6.32)% ....................................                                   (7,091,625)
                                                                                                                     ------------
Net Assets - 100.00% ...............................................................                                 $112,266,614
                                                                                                                     ============

------------
* Floating Rate Securities. The interest rate shown is the current rate as of May 31, 2001.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for futures transactions.

ARM Adjustable Rate Mortgage Security - The interest rate shown is the current rate as of May 31, 2001.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

(1)   Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

Futures Contracts


                                                                                                                        UNREALIZED
 NUMBER OF                                                                                                             APPRECIATION
 CONTRACTS                                                                        IN EXCHANGE FOR   EXPIRATION DATE   (DEPRECIATION)
===========                                                                      ================= ================= ===============
     273    Contracts to Deliver - 5 year United States Treasury Notes ...........  28,400,531       June 2001            81,995
     203    Contracts to Deliver - 5 year United States Treasury Notes ...........  20,978,781     September 2001        (28,058)
     116    Contracts to Deliver - 10 year United States Treasury Notes ..........  12,027,750       June 2001            26,086
      28    Contracts to Deliver - 30 year United States Treasury Bonds ..........   2,805,250       June 2001            74,594
      16    Contracts to Receive - Eurodollar Futures ............................   3,845,200     September 2001          5,300
      18    Contracts to Receive - Eurodollar Futures ............................   4,310,775     December 2001           6,375
      21    Contracts to Receive - Eurodollar Futures ............................   5,015,325       March 2002            7,148
      18    Contracts to Receive - Eurodollar Futures ............................   4,281,525       June 2002             1,575
     209    Contracts to Receive - 2 year United States Treasury Notes ...........  42,988,688       June 2001            26,569
     171    Contracts to Receive - 2 year United States Treasury Notes ...........  35,068,359     September 2001         75,997
                                                                                                                       ---------
                                                                                                                       $ 277,581
                                                                                                                       =========

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 2001 (unaudited)


ASSETS
Investments in securities, at value (cost - $119,360,935) ................................    $119,358,239
Cash .....................................................................................           9,242
Receivable for investments sold ..........................................................       2,082,141
Interest receivable ......................................................................         624,771
Other assets .............................................................................           5,419
                                                                                              ------------
Total assets .............................................................................     122,079,812
                                                                                              ------------
LIABILITIES
Payable for investments purchased ........................................................       9,215,297
Variation margin payable on futures contracts ............................................         137,401
Payable to investment advisor and administrator ..........................................          66,808
Accrued expenses and other liabilities ...................................................         393,692
                                                                                              ------------
Total liabilities ........................................................................       9,813,198
                                                                                              ------------
NET ASSETS
Capital Stock - $0.001 par value; total authorized 200,000,000 shares; 7,650,667 shares        111,187,770
  issued and outstanding
Undistributed net investment income ......................................................       8,216,830
Accumulated net realized losses from investments and futures transactions ................      (7,412,871)
Net unrealized appreciation of investments and futures ...................................         274,885
                                                                                              ------------
Net assets ...............................................................................    $112,266,614
                                                                                              ============
Net asset value per share ................................................................          $14.67
                                                                                                    ======


                 See accompanying notes to financial statements
8

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS


                                                                           FOR THE
                                                                       SIX MONTHS ENDED
                                                                         MAY 31, 2001
                                                                         (UNAUDITED)
                                                                      =================
INVESTMENT INCOME:
Interest ............................................................    $ 3,937,070
                                                                         -----------
EXPENSES:
Investment advisory and administration ..............................        391,123
Excise tax ..........................................................        129,208
Professional fees ...................................................         54,500
Custody and accounting ..............................................         33,431
Reports and notices to shareholders .................................         25,840
Transfer agency .....................................................          9,820
Directors' fees .....................................................          5,250
Other expenses ......................................................         20,075
                                                                         -----------
                                                                             669,247
                                                                         -----------
Net investment income ...............................................      3,267,823
                                                                         -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
 Investment transactions ............................................      1,162,575
 Futures contracts ..................................................       (432,341)
Net change in unrealized appreciation/depreciation of:
 Investments ........................................................        120,921
 Futures ............................................................        596,912
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .........      1,448,067
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................    $ 4,715,890
                                                                         ===========


                 See accompanying notes to financial statements
                                                                               9

2002 TARGET TERM TRUST INC.


STATEMENT OF CHANGES IN NET ASSETS


                                                                                       FOR THE
                                                                                  SIX MONTHS ENDED          FOR THE
                                                                                    MAY 31, 2001          YEAR ENDED
                                                                                     (UNAUDITED)       NOVEMBER 30, 2000
                                                                                 ==================   ==================
FROM OPERATIONS:
Net investment income ........................................................     $   3,267,823        $   6,800,973
Net realized gains (losses) from investments and futures transactions ........           730,234           (1,610,733)
Net change in unrealized appreciation/depreciation of investments and futures            717,833            1,872,358
                                                                                   -------------        -------------
Net increase in net assets resulting from operations .........................         4,715,890            7,062,598
                                                                                   -------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ........................................................        (2,986,295)          (7,144,742)
                                                                                   -------------        -------------
CAPITAL STOCK TRANSACTIONS
Cost of shares repurchased ...................................................          (380,335)          (1,703,730)
                                                                                   -------------        -------------
Net increase (decrease) in net assets ........................................         1,349,260           (1,785,874)
                                                                                   -------------        -------------
NET ASSETS:
Beginning of period ..........................................................       110,917,354          112,703,228
                                                                                   -------------        -------------
End of period (including undistributed net investment income of $8,216,830
 and $7,935,302, respectively) ...............................................     $ 112,266,614        $ 110,917,354
                                                                                   =============        =============


                 See accompanying notes to financial statements
10

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS


                                                                                                FOR THE
                                                                                            SIX MONTHS ENDED
                                                                                              MAY 31, 2001
                                                                                              (UNAUDITED)
                                                                                           =================
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:
Interest received ........................................................................  $    4,478,854
Operating expenses paid ..................................................................        (776,606)
Purchase of short-term portfolio investments, net ........................................     (10,525,000)
Purchase of long-term portfolio investments ..............................................    (184,883,782)
Sale of long-term portfolio investments ..................................................     194,872,359
Variation margin received on futures contracts ...........................................         209,863
                                                                                            --------------
Net cash provided from operating activities ..............................................       3,375,688
                                                                                            --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders ...........................................................      (2,986,295)
Capital stock repurchased ................................................................        (380,335)
                                                                                            --------------
Net cash used for financing activities ...................................................      (3,366,630)
                                                                                            --------------
Net change in cash .......................................................................           9,058
Cash at beginning of period ..............................................................             184
                                                                                            --------------
Cash at end of period ....................................................................  $        9,242
                                                                                            ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH
PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .....................................  $    4,715,890
                                                                                            --------------
Increase in investments, at value ........................................................      (2,615,155)
Decrease in receivable for investments sold ..............................................       2,966,524
Decrease in deposits with broker for securities sold short ...............................       1,046,555
Decrease in interest receivable ..........................................................         122,810
Increase in other assets .................................................................          (3,493)
Decrease in payable for investments purchased ............................................      (1,742,308)
Decrease in security sold short, at value ................................................      (1,056,561)
Increase in variation margin payable on futures contracts ................................          45,292
Increase in payable to investment adviser and administrator ..............................           3,558
Decrease in accrued expenses and other liabilities .......................................        (107,424)
                                                                                            --------------
Net cash provided from operating activities ..............................................  $    3,375,688
                                                                                            ==============

                 See accompanying notes to financial statements
                                                                              11

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust is expected to terminate on or about November 30, 2002.

           The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

           Valuation of Investments--The Trust calculates its net asset value based on the current market value for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors" formerly known as Mitchell Hutchins Asset Management Inc.), the advisor of the Trust and an indirect wholly owned asset management subsidiary of UBS AG, or by Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership indirectly controlled by Goldman Sachs Group L.P. and sub-advisor of the Trust. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Trust's custodian.

           Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

           Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

           Futures Contracts--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the

NOTES TO FINANCIAL STATEMENTS (unaudited)

"initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

           Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily uses financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

           Reverse Repurchase Agreements-The Trust enters into reverse repurchase agreements with qualified third party broker dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

           For the six months ended May 31, 2001, the Trust did not engage in reverse repurchase agreement transactions.

           Dollar Rolls--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

           Short Sales "Against the Box"--The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

           The Trust might make a short sale "against the box" in order to hedge against market risks when Brinson Advisors or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

           Dividends and Distributions--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (unaudited)

           On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.


CONCENTRATION OF RISK

           The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.


INVESTMENT ADVISOR AND ADMINISTRATOR, SUB-ADVISOR

           The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors. The Advisory Contract provides Brinson Advisors with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

           Under a separate contract with Brinson Advisors ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Advisor. Under the Sub-Advisory Contract, Brinson Advisors (not the Trust) will pay the Sub-Advisor a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Brinson Advisors from the Trust.


INVESTMENTS IN SECURITIES

           For federal income tax purposes, the cost of securities owned at May 31, 2001 was substantially the same as the cost of securities for financial statement purposes.

           At May 31 2001, the components of net unrealized depreciation of investments were as follows:

  Gross appreciation (from investments having an excess of value over cost)     $  1,367,223
  Gross depreciation (from investments having an excess of cost over value)       (1,369,919)
                                                                                ------------
  Net unrealized depreciation of investments ...............................    $     (2,696)
                                                                                ============

     For the six months ended May 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $183,141,474 and $192,449,140, respectively.


FEDERAL TAX STATUS

           It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

NOTES TO FINANCIAL STATEMENTS (unaudited)

           At November 30, 2000, the Trust had a net capital loss carryforward of $8,462,436. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Trust. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.


CAPITAL STOCK

           There are 200,000,000 shares of $0.001 par value common stock authorized and 7,650,667 shares outstanding at May 31, 2001.

           For the six months ended May 31, 2001, the Trust repurchased 26,500 shares of common stock at an average market price of $14.29 and a weighted average discount from net asset value of 2.28%.

           For the year ended November 30, 2000, the Trust repurchased 125,700 shares of common stock at an average market price per share of $13.49 and a weighted average discount from net asset value of 5.82% per share.

           For the period July 10, 1995 (commencement of repurchase program) through May 31, 2001, the Trust repurchased 3,106,000 shares of its common stock at an average market price per share of $12.63 and a weighted average discount from net asset value of 11.05%. At May 31, 2000, paid-in-capital is net the cost of $39,402,745 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                FOR THE
                                                                              SIX MONTHS
                                                                                 ENDED
                                                                             MAY 31, 2001
                                                                              (UNAUDITED)
                                                                           ----------------
Net asset value, beginning of period .....................................    $  14.45
                                                                              --------
Net investment income ....................................................        0.43
Net realized and unrealized gains (losses) from investments and futures ..        0.18
                                                                              --------
Net increase in net asset value resulting from investment operations .....        0.61
                                                                              --------
Dividends from net investment income .....................................       (0.39)
                                                                              --------
Net increase in net asset value resulting from repurchase of common stock.        0.00(a)
                                                                              --------
Net asset value, end of period ...........................................    $  14.67
                                                                              ========
Market value, end of period ..............................................    $  14.30
                                                                              ========
Total investment return(1) ...............................................        5.43%
                                                                              ========
Ratios/Supplemental data:
Net assets, end of period (000's) ........................................    $112,267
Expenses to average net assets, including interest expense, if any .......        1.20%**
Expenses to average net assets, excluding interest expense, if any .......        1.20%**
Net investment income to average net assets ..............................        5.85%**
Portfolio turnover rate ..................................................         170%
Asset coverage++ .........................................................    $  5,614

                                                                                      FOR THE YEARS ENDED NOVEMBER 30,
                                                                    ----------------------------------------------------------------
                                                                       2000         1999         1998         1997         1996
                                                                    ----------   ----------    ---------   ---------     --------
Net asset value, beginning of period ............................... $ 14.44       $ 15.19      $ 15.02      $ 14.88     $  14.37
                                                                     -------       -------      -------      -------     --------
Net investment income ..............................................    0.89          0.99         1.02         1.06         1.13*
Net realized and unrealized gains (losses)
 from investments and futures ......................................    0.03         (0.88)        0.01        (0.08)       (0.05)*
                                                                     -------       -------      -------      -------     --------
Net increase in net asset value resulting from investment
 operations ........................................................    0.92          0.11         1.03         0.98         1.08
                                                                     -------       -------      -------      -------     --------
Dividends from net investment income ...............................   (0.92)        (0.86)       (0.86)       (0.86)       (0.86)
                                                                     -------       -------      -------      -------     --------
Net increase in net asset value resulting from repurchase of
 common stock ......................................................    0.01            --           --         0.02         0.29
                                                                     -------       -------      -------      -------     --------
Net asset value, end of period ..................................... $ 14.45       $ 14.44      $ 15.19      $ 15.02     $  14.88
                                                                     =======       =======      =======      =======     ========
Market value, end of period ........................................ $ 13.94       $ 13.56      $ 14.13      $ 13.63     $  12.63
                                                                     =======       =======      =======      =======     ========
Total investment return(1) .........................................    9.97%         2.07%       10.23%       15.23%        8.07%
                                                                     =======       =======      =======      =======     ========
Ratios/Supplemental data:
Net assets, end of period (000's) .................................. $110,917     $112,703     $118,563     $117,213     $117,276
Expenses to average net assets, including interest expense, if any .    1.47%         2.30%        2.97%        3.36%        3.13%
Expenses to average net assets, excluding interest expense, if any .    1.21%         1.24%        1.18%        1.11%        1.20%
Net investment income to average net assets ........................    6.12%         6.67%        6.68%        7.13%        7.74%
Portfolio turnover rate ............................................      90%           63%          86%          64%         127%
Asset coverage++ ................................................... $  --        $  8,097     $  4,334     $  3,521    $  3,261


------------
*     Calculated using average daily shares outstanding for the year.

**    Annualized.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.

(a)   Represents less than $0.001 per share.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions and are not annualized for a period of less than one year.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (unaudited)


THE TRUST

           2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $71 billion in assets under management as of June 30, 2001. Goldman Sachs Funds Management, L.P., is sub-advisor to the Trust.


SHAREHOLDER INFORMATION

           The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as numerous other newspapers.

           An annual meeting of shareholders of the Trust was held on March 22, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young, LLP was ratified as independent auditors for the Trust for the fiscal year ending November 30, 2001. The shareholders also approved the sub-advisor approval policy. Such shares represented 63.10% of the outstanding shares of common stock of the Trust entitled to vote at this meeting and constituted a quorum for the conduct of business at this meeting. The following shares were voted for the proposals indicated below:


PROPOSAL 1

                                                SHARES VOTED FOR     SHARES VOTED AGAINST     SHARES WITHHOLD AUTHORITY
1. To vote for or against the election of:     ------------------   ----------------------   --------------------------
Margo N. Alexander .........................       4,745,562               89,819                        0
Richard Q. Armstrong .......................       4,746,546               88,835                        0
E. Garrett Bewkes, Jr. .....................       4,741,269               94,112                        0
Richard R. Burt ............................       4,737,273               98,108                        0
Meyer Feldberg .............................       4,744,377               91,004                        0
George W. Gowen ............................       4,738,458               96,923                        0
Frederic V. Malek ..........................       4,735,866               99,515                        0
Carl W. Schafer ............................       4,738,611               96,770                        0
Brian M. Storms ............................       4,747,711               87,670                        0


PROPOSAL 2


                                                SHARES VOTED FOR     SHARES VOTED AGAINST     SHARES WITHHOLD AUTHORITY
                                               ------------------   ----------------------   --------------------------
2. Ratification of the selection of Ernst &
  Young LLP as the Fund's Independent
  auditors for the fiscal year ending
  November 30, 2001.                               4,759,611               30,272                      45,499

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (unaudited) (concluded)


PROPOSAL 3

                                             SHARES VOTED FOR     SHARES VOTED AGAINST     SHARES WITHHOLD AUTHORITY
                                            ------------------   ----------------------   --------------------------
3. To approve a new sub-advisor approval
  policy for the Fund.                          3,009,832              1,267,029                   107,788

(Broker non-votes and abstentions are included within the "Shares Withhold
  Authority" totals.)


DIVIDEND REINVESTMENT PLAN

           The Trust's Board has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

           A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

           Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

           Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

E. Garrett Bewkes, Jr.                Meyer Feldberg
Chairman
                                      George W. Gowen
Margo N. Alexander
                                      Frederic V. Malek
Richard Q. Armstrong
                                      Carl W. Schafer
Richard R. Burt
                                      Brian M. Storms

PRINCIPAL OFFICERS

Brian M. Storms                       Paul H. Schubert
President                             Vice President and Treasurer

Amy R. Doberman
Vice President and Secretary




INVESTMENT ADVISOR AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114




The financial information included herein is taken from the records of the Trust without examination by independent auditors who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

2002 TARGET

TERM TRUST INC.

--------------------------------------------------------------------------------
MAY 31, 2001




SEMIANNUAL REPORT